Exhibit 99.(g)(2)

The 2023 ETF Series Trust II

October 22, 2024

State Street Bank and Trust Company

One Congress Street, Boston, MA 02114

Attn: Kevin Murphy

Re:	Addition of GMO International Quality ETF, GMO International Value ETF, GMO U.S. Value ETF, GMO Systematic Investment Grade Credit ETF (the “Additional Series”) to The 2023 ETF Series Trust II Agreements

Ladies and Gentlemen:

Reference is hereby made to the following agreements, originally dated as of October 10, 2023, by and between State Street Bank and Trust Company (“State Street”) and The 2023 ETF Series Trust II (the “Trust”): (1) Custody Agreement, (2) Administration Agreement, and (3) Transfer Agency and Service Agreement, each as amended, modified and supplemented from time to time (the “Agreements”).

This is to advise you that the Trust hereby requests that the Additional Series be added to the Agreements and that, accordingly, you act as service provider to the Additional Series under the terms thereof.

For the Custody Agreement, its Appendix A shall be revised and replaced in its entirety with the Custody Agreement Appendix A attached hereto. In addition, with respect to the Custody Agreement, if Class Action Services are selected for the Additional Series, Appendix A will reflect that the Class Action Services Addendum will apply.

For the Administration Agreement, its Schedule A shall be revised and replaced in its entirety with the Administration Agreement Schedule A attached hereto.

For the Transfer Agency and Services Agreement, Schedule A shall be revised and replaced in its entirety with the Transfer Agency and Services Agreement Schedule A attached hereto. In addition, with respect to the Transfer Agency and Service Agreement, if Investor Authorization and Sanctions Screening services are selected for the Additional Series, Appendix A will reflect that the Supplement to the Transfer Agency and Service Agreement will apply.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one and retaining one copy for your records.

Sincerely,

The 2023 ETF Series Trust II
ON Behalf of GMO International Quality ETF, GMO International Value ETF, GMO U.S. Value ETF, GMO Systematic Investment Grade Credit ETF

By:	/s/ Trent Statczar
Name: Trent Statczar
Title: President
Date: October 22, 2024

AGREED to and ACCEPTED:

State Street Bank and Trust Company

By:	/s/ Kevin Murphy
Name: Kevin Murphy
Title: Managing Director
Date: October 22, 2024

The 2023 ETF Series Trust II

Custody Agreement – Appendix A

Appendix A

List of Client Entities and Listing Exchanges

Fund Name	Jurisdiction	Listing Exchange	Class Action Services Addendum?
The 2023 ETF Series Trust II	Delaware
GMO U.S. Quality ETF		NYSE
GMO International Quality ETF		NYSE
GMO International Value ETF		NYSE
GMO U.S. Value ETF		NYSE
GMO Systematic Investment Grade Credit ETF		NYSE

The 2023 ETF Series Trust II

Administration Agreement – Schedule A

ADMINISTRATION AGREEMENT

SCHEDULE A

Listing of Fund(s) and Services

Fund Name	Services Selected from Schedule B (check box)
GMO U.S. Quality ETF

☒ Schedule B1 (Fund Administration Treasury Services)

•     Compliance Services (Quarterly IRS Tests and Gross Income Testing) (per fund/per year)

•     Treasury Services (per Fund/per year)

•     Tailored Shareholder Reporting - Standard Tailored Shareholder Reporting: Data and Report Creation (per class/per Year)

☒ Schedule B2 (Fund Administration Tax Services) • Wash Sales (per Fund/per year) - Equity Fund
☒ Schedule B3 (Fund Administration Legal Services) • Legal Administration (N-CSR and N-PX only) (per filing)
☒ Schedule B4 (Fund Accounting Services)
☒ Schedule B6 (N-PORT Services) • N-PORT Services Fees (per Fund/per Year) - Standard N-PORT Reporting Solution (Data and Filing) If B6 checked, complete Annex I (attached)
GMO International Quality ETF

☒ Schedule B1 (Fund Administration Treasury Services)

•     Compliance Services (Quarterly IRS Tests and Gross Income Testing) (per fund/per year)

•     Treasury Services (per Fund/per year)

Tailored Shareholder Reporting - Standard Tailored Shareholder Reporting: Data and Report Creation (per class/per Year)

☒ Schedule B2 (Fund Administration Tax Services) • Wash Sales (per Fund/per year) - Equity Fund
☒ Schedule B3 (Fund Administration Legal Services) • Legal Administration (N-CSR and N-PX only) (per filing)
☒ Schedule B4 (Fund Accounting Services)
☒ Schedule B6 (N-PORT Services) • N-PORT Services Fees (per Fund/per Year) - Standard N-PORT Reporting Solution (Data and Filing) If B6 checked, complete Annex I (attached)

GMO International Value ETF

☒ Schedule B1 (Fund Administration Treasury Services)

•     Compliance Services (Quarterly IRS Tests and Gross Income Testing) (per fund/per year)

•     Treasury Services (per Fund/per year)

•     Tailored Shareholder Reporting - Standard Tailored Shareholder Reporting: Data and Report Creation (per class/per Year)

☒ Schedule B2 (Fund Administration Tax Services) • Wash Sales (per Fund/per year) - Equity Fund
☒ Schedule B3 (Fund Administration Legal Services) • Legal Administration (N-CSR and N-PX only) (per filing)
☒ Schedule B4 (Fund Accounting Services)
☒ Schedule B6 (N-PORT Services) • N-PORT Services Fees (per Fund/per Year) - Standard N-PORT Reporting Solution (Data and Filing) If B6 checked, complete Annex I (attached)
GMO U.S. Value ETF

☒ Schedule B1 (Fund Administration Treasury Services)

•     Compliance Services (Quarterly IRS Tests and Gross Income Testing) (per fund/per year)

•     Treasury Services (per Fund/per year)

•     Tailored Shareholder Reporting - Standard Tailored Shareholder Reporting: Data and Report Creation (per class/per Year)

☒ Schedule B2 (Fund Administration Tax Services) • Wash Sales (per Fund/per year) - Equity Fund
☒ Schedule B3 (Fund Administration Legal Services) • Legal Administration (N-CSR and N-PX only) (per filing)
☒ Schedule B4 (Fund Accounting Services)
☒ Schedule B6 (N-PORT Services) • N-PORT Services Fees (per Fund/per Year) - Standard N-PORT Reporting Solution (Data and Filing) If B6 checked, complete Annex I (attached)
GMO Systematic Investment Grade Credit ETF

☒ Schedule B1 (Fund Administration Treasury Services)

•     Compliance Services (Quarterly IRS Tests and Gross Income Testing) (per fund/per year)

•     Treasury Services (per Fund/per year)

•     Tailored Shareholder Reporting - Standard Tailored Shareholder Reporting: Data and Report Creation (per class/per Year)

☒ Schedule B2 (Fund Administration Tax Services) • Wash Sales (per Fund/per year) – Fixed Income Fund
☒ Schedule B3 (Fund Administration Legal Services) • Legal Administration (N-CSR and N-PX only) (per filing)
☒ Schedule B4 (Fund Accounting Services)
☒ Schedule B6 (N-PORT Services) • N-PORT Services Fees (per Fund/per Year) - Standard N-PORT Reporting Solution (Data and Filing) If B6 checked, complete Annex I (attached)

The 2023 ETF Series Trust II

Administration Agreement – Schedule A / B6 – ANNEX I

ANNEX I

THE 2023 ETF SERIES TRUST II

Further to the Administration Agreement originally dated as of October 10, 2023 between The 2023 ETF Series Trust II (the “Trust”) and State Street Bank and Trust Company (the “Administrator”), the Trust and the Administrator mutually agree to update this Annex 1 by adding/removing Funds and/or Portfolios as applicable:

Liquidity Risk Measurement Services
THE 2023 ETF SERIES TRUST II	FREQUENCY
N/A	N/A

Form N-PORT Services and Quarterly Portfolio of Investments Services
THE 2023 ETF SERIES TRUST II	Service Type Standard N-PORT Reporting Solution (Data and Filing)
GMO U.S. QUALITY ETF	X
GMO International Quality ETF	X
GMO International Value ETF	X
GMO U.S. Value ETF	X
GMO Systematic Investment Grade Credit ETF	X

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

THE 2023 ETF SERIES TRUST II		STATE STREET BANK AND TRUST COMPANY

By:	/s/ Trent Statczar	By:	/s/ Kevin Murphy
	Name: Trent Statczar		Name: Kevin Murphy
	Title: President		Title: Managing Director

Address:	Three Canal Plaza, Suite 100	Address:	One Congress Street
	Portland, Maine 04101		Boston, MA 02114
Date: October 22, 2024		Date: October 22, 2024

The 2023 ETF Series Trust II
Transfer Agency and Services
Agreement – Schedule A

Schedule A

LIST OF PORTFOLIOS

Fund Name	TA Supplement?
The 2023 ETF Series Trust II
GMO U.S. QUALITY ETF	No
GMO International Quality ETF	No
GMO International Value ETF	No
GMO U.S. Value ETF	No
GMO Systematic Investment Grade Credit ETF	No